EXHIBIT 10.83

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED ADVISORY AGREEMENT

This First Amendment to Third Amended and Restated Advisory Agreement (this “First Amendment”) is adopted, executed and agreed to effective as of October 14, 2013, by and among Bluerock Multifamily Growth REIT, Inc., a Maryland corporation (the “Corporation”), Bluerock Multifamily Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), and Bluerock Multifamily Advisor, LLC, a Delaware limited liability company (the “Advisor”). Undefined terms used herein shall have the meaning ascribed to them in the Agreement (as defined below).

WITNESSETH:

WHEREAS, the Corporation, the Operating Partnership and the Advisor are parties to that certain Third Amended and Restated Advisory Agreement dated February 27, 2013, a copy of which is attached hereto as Exhibit A (the “Agreement”), pursuant to which the Advisor is entitled to certain fees in exchange for providing to the Corporation and the Operating Partnership potential investment opportunities and a continuing and suitable investment program consistent with the investment objectives and policies of the Corporation;

WHEREAS, the Agreement terminates on October 14, 2013, subject to the right of the parties thereto, upon mutual consent, to renew the term thereof for an unlimited number of successive one-year periods;

WHEREAS, the Board of Directors of the Corporation is exploring strategic alternatives, including the possibility of a public offering of shares of its Common Stock and listing on a national securities exchange (the “Public Offering”); and

WHEREAS, to provide for the continued services of the Advisor to the Corporation and the Operating Partnership until such time as the Public Offering has been completed, the parties hereto wish to amend the Agreement to renew the term thereof for an additional one-year period, to permit the early termination thereof upon the satisfaction of certain conditions and to make certain other modifications as set forth herein.

NOW, THEREFORE, in consideration of the agreements and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           The first sentence of Section 9(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“In connection with a Sale of an Investment (except for such Investments that are traded on a national securities exchange) in which the Advisor or any Affiliate of the Advisor provides a substantial amount of services, as determined by the Independent Directors, the Company shall pay to the Advisor or its Affiliate a Disposition Fee equal to 1.5% of the Contract Sales Price of such Investment.”

EXHIBIT 10.83

2.           The first sentence of Section 9(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

“The Advisor shall receive a Financing Fee equal to 0.25% of the amount made available to the Company under any Loan made available to it.”

3.           Section 16 of the Agreement is hereby deleted in its entirety and replaced with the following:

“16.         TERM OF AGREEMENT. Subject to the provisions of Section 17 below, this Agreement shall continue in full force and effect until October 14, 2014.”

4.           Section 17 of the Agreement is hereby deleted in its entirety and replaced with the following:

“17.         TERMINATION BY THE PARTIES. Notwithstanding any provision to the contrary contained in this Agreement, this Agreement shall be terminated, without Cause and without penalty, (i)  upon 60 days’ prior written notice of such termination by any party hereto, or (ii) upon completion of the initial closing of the Company’s initial firmly underwritten public offering of shares of its common stock, whichever shall first occur. The provisions of Sections 18 through 31 of this Agreement shall survive termination of this Agreement.”

5.           All other provisions of the Agreement, as hereby amended, except superseded by or inconsistent with this Amendment, shall continue to be in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

EXHIBIT 10.83

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first set forth above.

BLUEROCK MULTIFAMILY GROWTH REIT, INC.,
a Maryland corporation

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	General Counsel

BLUEROCK MULTIFAMILY HOLDINGS, LP,
a Delaware limited partnership

By:	Bluerock Multifamily Growth REIT, Inc.,
its General Partner

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	General Counsel

BLUEROCK MULTIFAMILY ADVISOR, LLC,
a Delaware limited liability company

By:	/s/ Michael L. Konig
Name:	Michael L. Konig
Title:	General Counsel

EXHIBIT 10.83

EXHIBIT A

Third Amended and Restated Advisory Agreement